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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 8, 2006

                                   ----------

                               HARTFORD LIFE, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                                  001-12749                          06-1470915
------------------------------------         --------------------------        -----------------------------
(State or other jurisdiction                        (Commission                        (IRS Employer
      of Incorporation)                             File Number)                     Identification No.)


         Hartford Life, Inc.
         200 Hopmeadow Street
         Simsbury, Connecticut                                           06089
         --------------------------------------------                  ---------
           (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (860) 547-5000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 8, 2006, the Securities and Exchange Commission issued an order setting forth the terms of the settlement of the Commission's investigation of Hartford Investment Financial Services, LLC, HL Investment Advisors, LLC and Hartford Securities Distribution Company, Inc., each a wholly owned, indirect subsidiary of Hartford Life, Inc. (together referred to herein as "Hartford Life"), regarding the use of directed brokerage and revenue sharing in Hartford Life's mutual funds and variable annuity businesses.

Pursuant to the terms of the order, Hartford Life has agreed to pay $55 million, which will be distributed to funds that participated in Hartford Life's directed brokerage program. The costs associated with the settlement have already been accounted for in Hartford Life's previously disclosed charges for regulatory matters.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    HARTFORD LIFE, INC.


Date: November 8, 2006              By: /s/ Neal S. Wolin
                                        ---------------------------------------
                                        Name:     Neal S. Wolin
                                        Title:    Executive Vice President and
                                                  General Counsel